LOANS (Detail Textuals) - Loans Receivable - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loan to value ratio occasionally exceeded for loans secured by single-family dwellings (as a percent)	90.00%
Loans secured by single-family dwellings with loan to value ratios exceeding 90% expressed as a percentage of combined one-to-four family and home equity portfolios	2.07%	2.17%
Amount of allocations of specific reserves	$ 380,593	$ 328,442
Amount of loans to customers whose loan terms have been modified	3,925,262	5,661,342
Net increase in the allowance for loan losses	$ 27,897	$ 46,420
Number of days past due to indicate payment default on troubled debt restructurings	60 days